                                 FIRST AMENDMENT
                                       TO
                      8.00% CONVERTIBLE DEBENTURES DUE 2009
                                       AND
                                SECOND AMENDMENT
                                       TO
                      8.00% CONVERTIBLE DEBENTURES DUE 2008


        This First Amendment to 8.00% Convertible Debentures Due 2009 and Second Amendment to 8.00% Convertible Debentures Due 2009 (together, the "AMENDMENTS") is made as of this 29th day of June, 2004, by and among Cover-All Technologies Inc., a Delaware corporation (the "COMPANY"), Renaissance US Growth Investment Trust PLC, a public limited company registered in England and Wales formerly known as Renaissance US Growth & Income Trust PLC ("RENAISSANCE PLC"), BFSUS Special Opportunities Trust PLC, a public limited company registered in England and Wales ("BFSUS") (Renaissance PLC and BFSUS are collectively referred to as the "RENAISSANCE LENDERS"), Renaissance Capital Group, Inc., a Texas corporation, as agent for the Renaissance Lenders (the "RENAISSANCE AGENT"), John Roblin, Arnold Schumsky and Stuart Sternberg (collectively, the "ADDITIONAL LENDERS" and, together with the Renaissance Lenders, the "LENDERS"), and Stuart Sternberg, as agent for the Additional Lenders (the "ADDITIONAL LENDERS AGENT").

                WHEREAS, the Company, the Renaissance Lenders and the Renaissance Agent are parties to that certain Convertible Loan Agreement, dated as of June 28, 2001 (as amended, the "RENAISSANCE AGREEMENT"), pursuant to which the Renaissance Lenders purchased from the Company 8.00% Convertible Debentures due 2008 for an aggregate principal amount of $1,400,000 and 8.00% Convertible Debentures due 2009 for an aggregate principal amount of $700,000 (collectively, the "RENAISSANCE DEBENTURES");

                WHEREAS, the Company, the Additional Lenders and the Additional Lenders Agent are parties to that certain Convertible Loan Agreement, dated as of June 28, 2001 (as amended, the "ADDITIONAL LENDERS AGREEMENT", and together with the Renaissance Agreement, the "AGREEMENTS"), pursuant to which the Additional Lenders purchased from the Company 8.00% Convertible Debentures due 2008 for an aggregate principal amount of $400,000 (the "ADDITIONAL LENDERS DEBENTURES" and, together with the Renaissance Debentures, the "DEBENTURES");

                WHEREAS, the Lenders are parties to that certain Intercreditor Agreement, dated as of June 28, 2001 (as amended, the "INTERCREDITOR AGREEMENT"), pursuant to which the Lenders set forth their relative rights as creditors of the Company;

                WHEREAS, pursuant to the Intercreditor Agreement, no Debenture holder may modify or amend the Debentures without the prior written consent of the holders of 66-2/3% of the outstanding principal amount of the Debentures;

                WHEREAS, the undersigned Lenders (the "HOLDERS") are the holders of not less than 66-2/3% of the outstanding principal amount of the Debentures; and

                WHEREAS, the parties desire to amend the Debentures, pursuant to
        Section 11.04 and Section 12.02 of the Agreements, as hereinafter set forth, and the action by the Holders as hereinafter set forth shall be deemed to amend each of the Debentures,

        NOW, THEREFORE, in consideration of the promises and the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

        1.      AMENDMENTS.

                (a) Section 6(a) of each of the Debentures shall be, and hereby is, amended as follows:

                        (i) in the first sentence of Section 6(a), to change the reference to "multiples of $100,000" in such Section to "multiples of $100"; and

                        (ii) in the proviso in the fourth sentence of Section 6(a), to add the phrase "shall be converted in part or" after the phrase "that in the event that this Debenture";

                (b) Section 13 of each of the Debentures shall be, and hereby is, amended to change the reference to "face amount less than $100,000" in such Section to "face amount less than $100"; and

                (c) Section 14 of each of the Debentures shall be, and hereby is, amended to change the reference to "multiples of $100,000" in such Section to "multiples of $100".

        2. REAFFIRMATION. Except as specifically provided for herein, the Debentures shall not be otherwise affected by this Amendment and shall continue to be in full force and effect in accordance with their respective terms; provided, however, that if the Company or any Lender so requests, the Lender shall return its respective Debenture for cancellation and the Company shall re-issue to such Lender a new debenture instrument incorporating the amendments made pursuant hereto.

        3. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                  [Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, this Amendment is entered into as of the date set forth above.

                                    THE COMPANY:

                                    COVER-ALL TECHNOLOGIES INC.


                                    By:
                                        ----------------------------------------
                                        Name:  John Roblin
                                        Title: Chairman of the Board of
                                               Directors, President and Chief
                                               Executive Officer


                                    lenders:

                                    RENAISSANCE US GROWTH INVESTMENT TRUST PLC

                                    By:  RENAISSANCE CAPITAL GROUP, INC.,
                                             its Agent


                                    By:
                                        ----------------------------------------
                                        Name:  Russell Cleveland
                                        Title: Director

                                    (holding 42% of the outstanding principal amount of the Debentures)


                                    BFSUS SPECIAL OPPORTUNITIES TRUST PLC

                                    By:  RENAISSANCE CAPITAL GROUP, INC.,
                                             its Agent


                                    By:
                                        ----------------------------------------
                                        Name:  Russell Cleveland
                                        Title: Director

                                    (holding 42% of the outstanding principal amount of the Debentures)